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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

Harley-Davidson Customer Funding Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-98975	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4150 Technology Way Carson City, Nevada 89706 (Address of principal executive offices) (Zip Code)
(775) 886-3200 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

Item 5. Other Events

        The registrant is filing the consent of Ernst & Young LLP relating to the use of Ernst & Young LLP's report regarding the balance sheet of Harley-Davidson Motorcycle Trust 2003-3 in the prospectus supplement dated August 6, 2003 under Item 7(c).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements: See attached.

  (b)
  Pro Forma Financial Information: None

  (c)
  Exhibits:

Exhibit No.	Document
23.13	Consent of Ernst & Young LLP

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
By:	/s/ PERRY A. GLASSGOW Perry A. Glassgow Treasurer

August 11, 2003

EXHIBIT INDEX

Exhibit No.	Document
23.13	Consent of Ernst & Young LLP

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX